Exhibit 99.1

EXECUTION COPY

FINDER’S AGREEMENT

THIS FINDER’S AGREEMENT (this “Agreement”) is entered into under seal as of this 31st day of October, 2006 by and between TVI Corporation, a Maryland corporation located at 7100 Holladay Tyler Road, Suite 300, Glenn Dale, Maryland 20769 (the “Company”), and Event Partners, LLC, a Maryland limited liability company located at 33 Main Street, P.O. Box 489, Walkersville, Maryland, 21793 (the “Finder”)(each a “Party,” collectively, the “Parties.”)

EXPLANATORY NOTE

WHEREAS, Finder, by and through its various contacts in the tent rental, event catering and disaster relief industry, was aware that Signature Special Event Services, LLC, a Delaware limited liability company (“SSES”), and the owners of SSES desired to sell all of the business and assets of SSES; and

WHEREAS, Finder was aware that Company desired to acquire a business operation similar to that of SSES; and

WHEREAS, at the request of Company, Finder introduced Company to SSES and the owners of SSES in order to facilitate the negotiation of the sale of all of the business and assets of SSES to Company or an affiliate of the Company (the “Transaction”); and

WHEREAS, in exchange for the introduction and the valuable opportunity afforded to Company by Finder, the Company has agreed to pay a finder’s fee to Finder in accordance with the terms set forth hereinbelow.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree under seal as follows:

Section 1. Engagement & Payment of the Finder.

In connection with the introduction of the Company to SSES and assistance in facilitating the closing of the Transaction, the Company, at the time of the consummation of the Transaction (the “Closing”), agrees to pay Finder a finder’s fee of two million dollars ($2,000,000) payable as follows: (i) one million dollars ($1,000,000) to be paid at Closing by wire transfer of federal funds to an account specified by Finder, and (ii) one million dollars ($1,000,000) to be paid by the Company’s delivery to Finder at Closing of a number of shares of the Company’s Common Stock, par value one cent ($0.01) per share (“TVI Shares”), calculated by dividing one million dollars ($1,000,000) by the average closing price of TVI Shares as reported on the NASDAQ Capital Market for the twenty (20) trading day period immediately preceding the date of Closing (the “Finder Shares”).

Section 2. Mutual Representations and Warranties.

Each Party represents and warrants to the other Party as follows: (a) it is duly organized, validly existing and in good standing under the laws of its state of incorporation or formation; (b) it has all requisite corporate power and authority to carry on its business as presently conducted, and to enter into this Agreement and perform its obligations hereunder; (c) the execution, delivery and performance by said Party of its obligations under this Agreement have been duly authorized by all necessary corporate action of said Party; (d) this Agreement constitutes the legal, valid and binding obligation of said Party and is enforceable against said Party in accordance with its terms, and does not conflict with any other contracts or agreements to which said Party is a Party; (e) said Party shall comply fully with all applicable laws, regulations, ordinances, statutes or codes, in the performance of its obligations under this Agreement, and (f) there are no agreements, arrangements or understandings inconsistent with the terms hereof.

Section 3. Finder’s Securities Matters Representations, Warranties & Covenants.

Finder additionally represents, warrants and covenants to the Company as follows:

(a) Finder is an “accredited investor,” as such term is defined by Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Similarly, the only member, equity holder or any other person with any pecuniary or financial interest in the Finder whatsoever is Douglas A. Remsberg, who is an individual who is an “accredited investor.”

(b) The Finder Shares are being acquired for Finder’s own account as an investment, and not with a view to, or for sale in connection with, the distribution of such shares. Finder understands that the Finder Shares have not been registered under either the 1933 Act or other applicable state securities laws (collectively, the “Securities Acts”) by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Finder’s investment intent as expressed herein.

(c) Finder will make no transfer of Finder’s Shares except in compliance with the rules and regulations of the Securities Acts. Finder understands that since the Finder Shares have not been registered under the Securities Acts, the Finder Shares must be held indefinitely unless the Finder Shares are subsequently registered under the Securities Acts or exemptions from such registrations are available. Finder further acknowledges and understands that the Company is under no obligation to register the Finder Shares and does not intend to do so. Consequently, any share certificate(s) representing the Finder Shares will bear the following restrictive legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR ANY COMPARABLE STATE ACTS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(d) Finder is familiar with the provisions of Rule 144 promulgated under the 1933 Act, as in effect from time to time (“Rule 144”), which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering, subject to the satisfaction of all of the conditions thereof. Finder further understands that at the time Finder desires to sell the Finder Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not then satisfy the current public information requirements of Rule 144, and that, in such event, Finder would be precluded from selling the Finder Shares under Rule 144 even if the holding period requirement therein is satisfied.

FINDER’S AGREEMENT

(e) Finder is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Finder Shares. Finder further warrants and represents that Finder has either: (i) preexisting personal or business relationships, with the Company, its officers, directors or controlling persons, and (ii) the capacity to protect his own interests in connection with the acquisition of the Finder Shares by virtue of its business or financial expertise and/or of its professional advisors who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

(f) In connection with any underwritten public offering of any TVI Shares, Finder agrees that it shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any TVI Shares for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Acts. Finder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to TVI Shares until the end of such period.

(g) Neither the Finder nor any affiliate of the Finder has made or is party to any agreement, arrangement or understanding or taken any other action causing any party to become entitled to a finder’s or broker’s fee, commission or any other pecuniary or financial benefit as a result of any of the transactions contemplated by this Agreement or the Purchase Agreement.

Section 4. Finder’s Additional Representations, Warranties & Covenants.

Finder additionally represents, warrants and covenants to the Company as follows:

(a) The Company has not shared or communicated with Finder: (i) any material, non-public information about the Company, or (ii) any instructions, suggestions or information about when, or if, any person should or could sell any securities in the Company.

(b) Finder understands and acknowledges that TVI has directed Finder to seek independent tax and financial advice regarding the tax consequences hereunder including the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the income tax laws of any municipality, state or foreign country in which Finder or any interest holder therein may reside, and the tax consequences hereunder generally including, without limitation, the operation of Code Section 83.

Section 5. General Provisions.

(a) Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of both Parties and their respective successors and assigns, including any entity with which or into which the Company may be merged or which may otherwise succeed to its assets or business. Consequently, this Agreement shall, subject to the provisions hereof, be binding upon and inure to the benefit of such successor and such successor shall discharge and perform all the promises, covenants, duties and obligations of the Company hereunder, and all references herein to the “Company” shall thereafter refer to such successor. Notwithstanding the foregoing, the obligations of the Finder are personal to it and shall not be assigned.

(b) No Third Party Beneficiaries; No Agency. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties to this Agreement any legal or

FINDER’S AGREEMENT

equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to Section 5(a). This Agreement shall not be deemed to constitute the Parties hereto as partners, joint venturers, nor shall either Party hereto be deemed to be an agent of any nature, kind and description whatsoever of the other.

(c) Acknowledgment. The Finder acknowledges that it has been advised by the Company to seek the advice of independent counsel prior to reaching agreement with the Company on any of the terms hereof and that it has carefully read this Agreement, understands its terms, consulted with an attorney of its choice, and voluntarily executes the same as its own free act with the intent to be legally bound thereby. The Parties agree that no rule of construction shall apply to this Agreement that construes ambiguous language in favor of or against any Party by reason of that Party’s role in drafting this Agreement.

(d) Waivers; Modification. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times. This Agreement shall not be modified in any respect except by a writing executed by each Party hereto.

(e) Notices. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or national overnight courier or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by national overnight courier to, the address set forth on page one hereof, unless and until such address is changed by notice to the other Party or at such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

(f) Governing Law; Jurisdiction; Etc. This Agreement shall be construed and interpreted in accordance with the laws of the State of Maryland, without regard to its provisions concerning conflict of laws. Any claim, dispute or legal proceeding arising out of or relating to this Agreement may be brought in the any state or federal court within the State of Maryland and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such legal proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of such proceeding shall be heard and determined only in any such court and agrees not to bring any such proceeding arising out of or relating to this Agreement in any other court. Process in any such proceeding referred to in the first sentence of this section may be served on any Party anywhere in the world. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT EITHER OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

FINDER’S AGREEMENT

(g) Expenses. Any cost, expense, tax or any other charges incurred by either of the Parties hereto shall be borne by the Party incurring such cost, expense, tax or charge.

(h) Company to Facilitate Transfer of Finder’s Shares. Anything set forth herein to the contrary notwithstanding, in exchange for Finder agreeing to accept Finder’s Shares as payment of amounts due hereunder, the Company shall, at its own expense, take all commercially reasonable efforts to permit the Finder’s Shares issued to Finder under this Agreement to be lawfully saleable by Finder to the public pursuant to Rule 144, (or any similar rule or regulation of the Securities and Exchange Commission (the “Commission”) allowing it to sell the Finder’s Shares without registration). Without limiting the generality of the foregoing, the Company agrees to:

(i) Make and keep available “adequate current public information” about the Company, as that term is understood and defined in Rule 144.

(ii) File with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(iii) Furnish to Finder upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act; (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents of the Company as the Finder may reasonably request to avail himself of Rule 144 (or any similar rule or regulation of the Commission allowing it to sell the Finder’s Shares without registration).

(iv) Subject to the satisfaction of the legal and factual requirements of Rule 144 (or any similar rule or regulation of the Commission allowing it to sell the Finder’s Shares without registration) instruct: (A) its securities counsel to issue the legal opinions typically required to permit qualifying sales thereunder, without cost to Finder; and (B) its transfer agent to process Rule 144 sale requests including, without limitation, removing any Rule 144 restrictive legend from the share certificate(s) representing the Finder’s Shares, without cost to Finder.

FINDER’S AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as a specialty on the day and year first above written.

WITNESS/ATTEST:	TVI CORPORATION

/s/ Richard V. Priddy (SEAL)
Richard V. Priddy, President & CEO

EVENT PARTNERS, LLC

/s/ Douglas A. Remsberg (SEAL)
Douglas A. Remsberg, Sole Member,
Equity holder & Manager

FINDER’S AGREEMENT

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